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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 25, 2004


                                 FOOTSTAR, INC.
             (Exact Name of Registrant as Specified in Its Charter)





                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           1-11681                                   22-3439443
  (Commission File Number)              (I.R.S. Employer Identification No.)

            1 CROSFIELD AVENUE
           WEST NYACK, NEW YORK                             10994
 (Address of Principal Executive Offices)                (Zip Code)

                                 (845) 727-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.         OTHER EVENTS.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (Case No. 04-22350 (ASH)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On March 25, 2004 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the sales process for athletic footwear operations.

           On March 26, 2004 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, announcing a management change for the Company's athletic segment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

             Exhibit No.             Exhibit
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              99.1         Press release of the Company dated March 25, 2004.

              99.2         Press release of the Company dated March 26, 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2004
                                          FOOTSTAR, INC.


                                          By:  /s/ Maureen Richards
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                                               Maureen Richards
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary

                                  EXHIBIT INDEX


    Exhibit No.                            Description
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       99.1                Press release of the Company dated March 25, 2004.

       99.2                Press release of the Company dated March 26, 2004.